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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  May 14, 1998


                          REPUBLIC GROUP INCORPORATED

            (Exact name of registrant as specified in its charter)


         DELAWARE                    1-7210               75-1155922
(State of other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)       Identification Number)


                             811 East 30th Avenue
                           Hutchinson, Kansas  67502

                   (Address of principal executive offices)


                                (316) 727-2700

                         (Registrant's Telephone No.)
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ITEM 5.   OTHER EVENTS
          ------------

     Registrant is voluntarily filing as exhibits hereto the following agreements to which it is a party:

          1. Credit Agreement (with related forms of Note, Pledge Agreement, Security Agreement, Mortgage, and Subsidiary Guarantee attached as Exhibits thereto) dated as of July 15, 1998, among the Registrant, Morgan Guaranty Trust Company of New York, as Syndication Agent, and NationsBank, N.A., as Administrative Agent, and the Banks and LC Issuing Banks, as defined therein.

          2. Indenture dated as of July 15, 1998, between the Company and UMB Bank, N.A. as Trustee relating to the Company's 9 1/2% Senior Subordinated Notes due 2008.

          3. Paperboard Supply Agreement, dated May 14, 1998, between the Registrant, Republic Paperboard Company and James Hardie Gypsum, Inc.

          4. Amended and Restated Agreement for Engineering, Procurement and Construction dated as of June 26, 1998 between Republic Paperboard Company and Fluor Daniel, Inc. relating to the Registrant's Lawton Mill.

          5. Amended and Restated Parent Company Guarantee effective as of June 26, 1998 from the Registrant to Fluor Daniel, Inc. relating to the Lawton Mill.

     Portions of Agreements 3 and 4 above were omitted pursuant to a Request for Confidential Treatment separately filed with the office of the Secretary of the Commission. The omitted material was submitted with the Request for Confidential Treatment.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

  (c)     Exhibits

          99(a) Credit Agreement (with related forms of Note, Pledge Agreement, Security Agreement, Mortgage, and Subsidiary Guarantee attached as Exhibits thereto) dated as of July 15, 1998, among the Registrant, Morgan Guaranty Trust Company of New York, as Syndication Agent, and NationsBank, N.A., as Administrative Agent, and the Banks and LC Issuing Banks, as defined therein.

          99(b) Indenture dated as of July 15, 1998, between the Company and UMB Bank, N.A. as Trustee relating to the Company's 9 1/2% Senior Subordinated Notes due 2008.

          99(c) Paperboard Supply Agreement, dated May 14, 1998, between the Registrant, Republic Paperboard Company and James Hardie Gypsum, Inc. Portions of this Exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Office of the Secretary of the Commission. The omitted material was submitted with the Request for Confidential Treatment.

          99(d) Amended and Restated Agreement for Engineering, Procurement and Construction dated as of June 26, 1998 between Republic Paperboard Company and Fluor Daniel, Inc. relating to the Registrant's Lawton Mill. Portions of this Exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Office of the Secretary of the Commission. The omitted material was submitted with the Request for Confidential Treatment.

          99(e) Amended and Restated Parent Company Guarantee effective as of June 26, 1998 from the Registrant to Fluor Daniel, Inc. relating to the Lawton Mill.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                REPUBLIC GROUP INCORPORATED


Dated:  September 10, 1998      By:  /s/ DOYLE R. RAMSEY
                                    -------------------------------------------
                                     Printed Name:  Doyle R. Ramsey
                                     Title:  Executive Vice President
                                             and Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------
 Item
Number                        Description
------                        -----------
99(a) Credit Agreement (with related forms of Note, Pledge Agreement, Security Agreement, Mortgage, and Subsidiary Guarantee attached as Exhibits thereto) dated as of July 15, 1998, among the Registrant, Morgan Guaranty Trust Company of New York, as Syndication Agent, and NationsBank, N.A., as Administrative Agent, and the Banks and LC Issuing Banks, as defined therein.

99(b) Indenture dated as of July 15, 1998, between the Company and UMB Bank, N.A. as Trustee relating to the Company's 9 1/2% Senior Subordinated Notes due 2008.

99(c) Paperboard Supply Agreement, dated May 14, 1998, between the Registrant, Republic Paperboard Company and James Hardie Gypsum, Inc. Portions of this Exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Office of the Secretary of the Commission. The omitted material was submitted with the Request for Confidential Treatment.

99(d) Amended and Restated Agreement for Engineering, Procurement and Construction dated as of June 26, 1998 between Republic Paperboard Company and Fluor Daniel, Inc. relating to the Registrant's Lawton Mill. Portions of this Exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Office of the Secretary of the Commission. The omitted material was submitted with the Request for Confidential Treatment.

99(e) Amended and Restated Parent Company Guarantee effective as of June 26, 1998 from the Registrant to Fluor Daniel, Inc. relating to the Lawton Mill.